Exhibit 99.1

BG Medicine, Inc. Files 510(k) for AMIPredict

- New Cardiovascular Blood Test to Identify Patients at Risk for

Near-term Heart Attack and Stroke -

Waltham, MA, December 28, 2011 — BG Medicine, Inc. (NASDAQ: BGMD), a company focused on the development and commercialization of novel, biomarker-based diagnostics, announced today that it has filed a 510(k) Premarket Notification with the U.S. Food and Drug Administration (FDA) for regulatory clearance of the company’s second cardiovascular diagnostic test, AMIPredict. The filing was made following the successful completion of a validation study using data from the company’s BioImage Study, which involved approximately 6,600 individuals. Results of the validation study were consistent with company’s design objectives for this new test. The test aims to improve the identification of individuals at high risk for near-term major cardiovascular events, such as heart attack and stroke, over conventional risk factor scoring, such as the Framingham Risk Score. Identifying individuals at high risk for near-term cardiovascular events is the first step in being able to implement effective risk reduction strategies. AMIPredict is an in vitro diagnostic multivariate index assay that simultaneously measures multiple protein biomarkers in patients’ blood and calculates a risk score.

BG Medicine intends to disseminate the results of the study and discuss the market opportunity for the product via a conference call and webcast by early February.

About BG Medicine, Inc.

BG Medicine, Inc. (NASDAQ: BGMD) is a life sciences company focused on the discovery, development, and commercialization of novel, biomarker-based diagnostics to improve patient outcomes and contain healthcare costs. The company markets the BGM Galectin-3TM test for use in patients with heart failure. BG Medicine also has products in development to aid in the diagnosis and management of acute atherothrombosis and lipid disorders. For additional information about BG Medicine, heart failure and galectin-3 testing, please visit www.bg-medicine.com and www.galectin-3.com.

The BG Medicine Inc. logo is available at: http://www.globenewswire.com/newsroom/prs/?pkgid=8765

Special Note Regarding Forward-looking Statements

Certain statements made in this news release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or other comparable terms. Forward-looking statements in this news release address our expectations concerning our beliefs regarding the importance of AMIPredict testing to predict outcomes in patients with atherothrombotic disease, our beliefs regarding the importance of the AMIPredict study results, our expectations regarding the impact of AMIPredict data on potential the sales and marketing of our AMIPredict diagnostic tests and outcomes regarding the U.S. Food and Drug Administration. Forward-looking statements are based on management’s current expectations and involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our recent filings with the Securities and Exchange Commission, including our most recent

Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.